Neuberger Berman Income Funds®

Neuberger Berman Cash Reserves

Supplement to the Prospectus dated February 28, 2009

Shares of Neuberger Berman Cash Reserves are not available for purchase.

The date of this supplement is August 17, 2009.

NEUBERGER BERMAN
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